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                                                                    EXHIBIT 10.2

                             PARTICIPATION AGREEMENT

         This Agreement made by and between Mendell Energy Technologies, Inc. ("MTI") (MTI is hereinafter sometimes referred to as "Owner")

                                       AND

Stealth Oil & Gas, Inc. ("Stealth") (hereinafter sometimes referred to as "Participant"), and shall be effective as of the 1st day of June, 2001.

                     Article 1. Leasehold Interests of Owner

         1.1. Owner represents that it owns of record an interest in the leasehold and working interest created and existing by virtue of the leases (hereinafter referred to as "Contract Premises") described on Exhibit "A", attached hereto and made a part hereof, equal to the Ownership Percentages set forth in Article 3, below.

         1.2. Owner represents that the leases are subject to lessor's base lease royalty and other leasehold obligations provided for in the leases (the "Existing Burdens").

         1.3 Owner represents that the leases are subject to the Existing Burdens, but free of any additional burdens created by, or reserved unto Owner.

         1.4 Owner represents that none of the leases have less than an 80% net revenue interest.

         1.5. Owner agrees to obtain any consents necessary to assign a portion of its interest in the leases to Participant.

                              Article 2. Assignment

         For and in consideration of Participant agreeing to pay up to $45,500 per well ($136,500 for all three wells) to drill, complete and equip for production (or plug and abandon) three initial wells (the "Initial Wells") at mutually agreed locations within the Contract Premises, Owner agrees to assign to Participant, solely out of Owner's interest, an undivided interest in the leases equal to Participant's Ownership Percentage (set forth below) subject to the Existing Burdens on the form attached hereto as Exhibit "D". Participant shall not be responsible for any other costs incurred in drilling, completing and equipping the Initial Wells. Participant and Owner may mutually agree not to drill the third well, in which case Participant shall not be required to pay its share of the cost of drilling such well, and the first two wells shall be the "Initial Wells".

                        Article 3. Ownership Percentages

         3.1. As used in this Agreement the respective Ownership Percentages of the parties shall be as follows:


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
                                       AMI #1                 AMI #2
                                       ------                 ------
         Stealth                    18.75% all depths         18.75% all depths

         MTI                        31.25% all depths         47.92% from the surface to the base
                                                                         of the Montana Group
                                                              14.58% below the base of the
                                                                         Montana Group

(Griffon Petroleum, Inc.)
         GPI                        50% all depths            33.33% from the surface to the base
                                                                         of the Montana Group
                                                              66.67% below the base of the
                                                                         Montana Group

                            Article 4. Initial Wells

         4.1. The Participant agrees to join Owner in the drilling of the Initial Wells at mutually agreed locations within the Contract Premises. Subject to Article 2, MTI shall be responsible for 100% of the costs to drill, complete and equip the two initial test wells for production.

         4.2 MTI shall act as Operator for the Initial Wells. An AFE covering each of the two wells is attached hereto as Exhibit "B" and made a part hereof. MTI shall use Weatherford U.S., L.P. to provide management and equipment for the "underbalanced" portion of such wells. In addition, MTI shall use Weatherford U.S., L.P. or one of its affiliates to provide services and equipment for all wells drilled on the Contract Premises, provided such equipment and services are available at competitive rates.

         4.3. In consideration of Participant's agreement to comply with its obligation to pay for the cost of the Initial Wells as set forth in Article 2, above, (i) Owner shall, upon request, deliver to Participant, without warranty of title, either express or implied, and subject to the reservations, limitations and conditions hereinafter set forth, an assignment of an undivided eighteen and seventy-five one hundredths percent (18.75%) of the rights, title and interest in and to the Contract Premises, subject to the limitations, if any, set forth in Exhibit "A", and (ii) Owner shall be deemed to have relinquished to Participant one hundred percent (100%) of Owner's operating rights and working interest in the production from such well(s), subject to the payout provisions of paragraph 4.4 below.

         4.4 Upon payout of an Initial Well(s), the operating rights and working interest in production from such well(s) shall be owned by the parties in accordance with the Ownership Percentages set forth in Article 3, above. As used herein, "payout" is defined as that time when Participant has recovered out of Owner's share of production


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from any well earning an assignment hereunder (after first deducting (1)
presently effective base lease royalties, overriding royalty interest(s), production payments and like interest in said production, if any, created by Owner or its predecessors in title and of record as of the date hereof; (2) the overriding royalty which is retained by Owner hereunder, and (3) the proportionate part of ad valorem, production, excise, "windfall profits" and/or severance taxes applicable thereto) the sum of money equal to 100% of Participant's costs, as full recoupment, of drilling, completing and equipping said well and operating said well during such period of recovery. At such time, Operator shall notify Participant accordingly. Such recovery and the period of time in which it is accomplished may sometimes be referred to herein as "Payout" and "Payout Period" respectively.

         4.5 In any assignment or relinquishment of interest to Participant pursuant hereto, Owner shall reserve and retain an overriding royalty interest in all oil, gas and other minerals produced, saved and sold from the well earning an assignment hereunder attributable to the Contract Premises equal to the difference between twenty percent (20%) of 8/8ths and the base lease royalties, overriding royalty interest(s) and other like burdens created by Owner or their predecessors in title and of record as of the date hereof. Such overriding royalties ("ORRI") shall be in addition to presently effective royalties, overriding royalties and production payments, if any, subject to the proportionate reduction clause hereinafter provided for, and said ORRI shall be free and clear of all costs except ad valorem, production and severance taxes assessed thereon.

         4.6 In the event the leasehold interest owned by Owner (that is, the operating rights owned by Owner in the Contract Premises without regard to any existing overriding royalties, production payments, or other interest in the production or revenue) in the Contract Premises is less than a full leasehold interest, then the overriding royalty retained by Owner hereunder including all obligations appurtenant thereto, shall be proportionately reduced.

         4.7 After the Initial Wells are completed or plugged and abandoned, all subsequent operations proposed on the Contract Premises and any other leases covering lands within the Area of Mutual Interest set forth in Article 10 herein, including, without limitation, a completion attempt on the Initial Wells, will be proposed and governed by the terms and provisions of the operating Agreement attached hereto as Exhibit "C" (the "Operating Agreement"), and the cost thereof will be borne by the parties hereto in proportion to their respective Ownership Percentages.

                            Article 5. Force Majeure

         In the event that any party to this Agreement is prevented from conducting any of the operations contemplated hereunder by reason of lack of market, water, equipment, labor or other materials, or by reason of fire, storm, flood, explosion, act of God, or rebellion, insurrection or riot, or by reason of differences with workmen or labor disputes, including strikes and lockouts, or by reason of failure of carriers to transport or to furnish facilities for transportation, or by reason of any federal or state law, or any order, rule, or


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regulation of governmental authority, or by reason of lack of drilling permits, weather conditions, or inability to secure a drilling rig or the necessary pipe to drill any wells (so long as such party diligently continues to make efforts to secure a rig or pipe), or by reason of any other cause or causes beyond such party's control, or any operation of Force Majeure, then, while so prevented, the period provided for herein for performance of such operation shall be extended while and so long as such party is prevented from performing such operations. The settlement of labor disputes, including strikes and lockouts, shall be entirely within the discretion of the party having the difficulty.

                   Article 6. Operations: Operating Agreement

         6.1. MTI and Participant hereby designate MTI as Operator for all operations under this Agreement on the Contract Premises and all leasehold interests acquired under the Area of Mutual Interest provisions set forth in
Article 10 herein.

         6.2. At the time of execution of this Agreement by all parties, the Contract Premises shall be subject to and operated in accordance with the provisions of the Operating Agreement that shall be executed concurrently with this Agreement. The terms and provisions of the Operating Agreement and the Exhibits attached thereto are hereby incorporated herein and made a part hereof. Should the terms and provisions of the Operating Agreement be in conflict with the provisions of this Agreement, then, as between the parties hereto, the terms of this Agreement shall prevail unless otherwise provided herein.

                            Article 7. Assignability

         This Agreement may not be assigned in whole or in part by any party hereto without the mutual consent of all parties hereto, which consent shall not be unreasonably withheld. Any assignment by a party hereto of its rights under this Agreement shall be made subject to the terms of this Agreement, and notwithstanding any such assignment, each party to this Agreement shall remain primarily liable for all obligations assumed hereunder, including, but not limited to, financial obligations.

                     Article 8. Relationship of the Parties

         The respective obligations and liabilities of the parties hereto shall be several, not joint or collective, and except as otherwise provided herein or in the Operating Agreement, each party shall be responsible only for its own obligations. It is not the purpose or intention of this Agreement to create, and this Agreement should never be construed as creating, a joint venture, agency, mining partnership, or other relationship whereby any of the parties shall be liable for acts, either of commission or omission, of any other party hereto.


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                       Article 9. Information and Reports

         9.1 During the course of the drilling of the Initial Wells, Operator shall furnish to Participant copies of daily drilling reports showing the formations penetrated and the depths thereof.

         9.2 Owner shall furnish or cause to be furnished to Participant copies of any and all electrical logs run in the Initial Wells, together with any core and test data.

         9.3 All reports, logs, samples and other things required or requested to be furnished by Operator under the terms of this Agreement shall be furnished at the addresses set out below.

         9.4 All notices, reports, and information to be furnished hereunder shall be delivered to the parties at the addresses shown below:

         If to MTI:

         Mendell Energy Technology, Inc.
         402 Orofino Drive
         Castle Rock,  Colorado 80104
         Attn:  Paul E. Mendell


         If to Participant:

         Stealth Oil and Gas, Inc.
         515 Post Oak Boulevard
         Suite 600
         Houston, Texas 77027


                      Article 10. Areas of Mutual Interest

         For a period of five (5) years from the effective date of this Agreement, if any party hereto acquires an interest in, or the right to acquire an interest in the Areas of Mutual Interest described in Exhibit "E", the party acquiring such interest shall offer in writing to assign to the other party hereto an undivided interest in the acquired interest in accordance with the Area of Mutual Interest provision set forth in the Operating Agreement attached hereto as Exhibit "C".

                            Article 11. Choice of Law

         11.1. THIS AGREEMENT, TO THE EXTENT PERMISSIBLE UNDER APPLICABLE CHOICE OF LAW PRINCIPLES, SHALL BE GOVERNED BY AND CONSTRUED ON ACCORDANCE WITH THE LAWS OF THE STATE OF MONTANA.


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         11.2. This Agreement is made subject to all valid, applicable federal, state, and local laws, rules, orders, and regulations of any duly constituted federal, state, or local regulatory body or authority having jurisdiction thereof, and all operations hereunder shall be conducted in conformity therewith.

                              Article 12. Exhibits

         The following exhibits attached hereto, are incorporated herein by reference:

         1.       Exhibit "A" is the list of Lease

         2.       Exhibit "B" is the AFE for the Initial Wells

         3.       Exhibit "C" is the Operating Agreement

         4.       Exhibit "D" is the form of assignment

         5.       Exhibit "E" is the Areas of Mutual Interest

                        Article 13. Counterpart Execution

         This Agreement may be executed in any number of counterparts and each counterpart so executed shall have the same force and effect as an original instrument and as if all of the parties to the aggregate counterparts had signed the same instrument, provided that this Agreement shall not be effective until executed by all parties hereto.

         IN WITNESS WHEREOF, this instrument is executed effective as of the 1st day of June, 2001.

                                        Mendell Energy Technologies, Inc.


                                        By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                        Stealth Oil & Gas, Inc.


                                        By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



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                            Participation Agreement
                                    Exhibit A
                                     Leases

Any interest in an oil, gas and mineral lease covering lands located within the Areas of Mutual Interest described in Exhibit E, (i) and owned by MTI as of June 1, 2001 or (ii) in which MTI has the right to, and does, acquire an ownership interest by virtue of certain letter agreements with Griffon Petroleum, Inc.
(GPI), provided that GPI's interest in such lease(s) was acquired on or before June 1, 2001.



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                             Participation Agreement
                                    Exhibit E
                            Areas of Mutual Interest


AMI I:        Townships 32, 33, and 34, Range 11 East, all in Hill County,
              Montana.


AMI II: Townships 32, 33, 34, 35, 36, and 37 North, Ranges 8, 9, and 10 East; and Townships 35, 36 and 37 Range 11 East, all in Hill County, Montana.



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